UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 24, 2014 (March 31, 2014)
Republic Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14267	65-0716904
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

18500 North Allied Way
Phoenix, Arizona	85054
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (480) 627-2700
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On April 24, 2014, Republic Services, Inc. (the Company) issued a press release containing information about the Company’s financial results for the three months ended March 31, 2014. A copy of this press release is incorporated herein by reference as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Press release of Republic Services, Inc. issued April 24, 2014 to announce the financial results for the three months ended March 31, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Republic Services, Inc.
Date: April 24, 2014	By:	/s/ Glenn A. Culpepper
Glenn A. Culpepper
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

	By:	/s/ Brian A. Goebel
Brian A. Goebel
Vice President and Chief Accounting Officer (Principal Accounting Officer)

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